Founded in 2011 | Located in Los Angeles, CA | NASDAQ:FLGT Announces Third Quarter 2022 Earnings and Acquisition of Fulgent Pharma November 7, 2022 Exhibit 99.4

Disclaimer Forward-Looking Statements and Market Data This presentation contains forward-looking statements, which are statements other than those of historical facts and which represent the estimates and expectations of Fulgent Genetics, Inc. (the “Company”) about future events based on current views and assumptions. Examples of forward-looking statements made in this presentation include, among others, those related its anticipated growth and positioning, addressable market estimates, the Company’s mission and strategies, the success of its business model and strategy, anticipated future revenue and guidance, evaluations and judgments regarding the Company’s business, products, technologies, competitive landscape, scalability, plans regarding development and launch of potential future products, and any businesses the Company may seek to acquire or has acquired, including statements regarding Fulgent Pharma Holdings, Inc. (“Fulgent Pharma”), Inform Diagnostics, CSI Laboratories, Helio Health, and any potential synergies, or transformation of the Company’s business, long-term visions and strategies, included, with respect to Fulgent Pharma, those designated to create a vertically integrated solution for cancer care, the clinical development of Fulgent Pharma’s pipeline and related statements and assumptions regarding development timelines, any potentially accelerated pathway for regulatory approval, the potential safety and efficacy of the nano-drug delivery platform and any related therapeutic candidates, the potential market size for these candidates and platforms and the value of available data, including genomic data. The Company’s views and assumptions on which these forward-looking statements are based may prove to be incorrect. As a result, matters discussed in any forward-looking statements are subject to risks, uncertainties and changes in circumstances that may cause actual results to differ materially from those discussed or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those implied by forward-looking statements are disclosed under “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including its annual report on Form 10-K filed on February 28, 2022, and other reports it files from time to time. Because of these factors, you should not rely upon forward-looking statements as predictions of future events. The forward-looking statements in this presentation are made only as of the date hereof, and, except as required by law, the Company assumes no obligation to update any forward-looking statements in the future. The company’s reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 and the other reports it files from time to time, including subsequently filed quarterly and current reports, are made available on the company’s website upon their filing with the SEC. These reports contain more information about the company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release. This presentation also includes market data and forecasts with respect to the industry in which the Company operates. In some cases the Company relies upon and refers to market data and certain industry forecasts that have been obtained from third-party surveys, market research, consultant surveys, publicly available information and industry publications that the Company believes to be reliable. These data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in this presentation.

Ming Hsieh Chairman, CEO, Founder

Transaction Overview Genes & Panels Tumor Profiling Known Mutation Newborn Genetics Hereditary Cancer Carrier Screens Genomic Testing Sequencing Service Infectious Disease Spatial Biology Fulgent Genetics acquired all outstanding capital stock of Fulgent Pharma at an enterprise value of $100 million, in a combination of Fulgent common stock and cash Closing was November 7, 2022 Fulgent gains access to novel nano-drug delivery platform with US FDA DMF Lead drug candidate ready for Phase II/III clinical trials Strong oncology pipeline using the same delivery platform with shortened development time 32 issued and 4 pending patents Acquired a talented scientific team with proven track record Transforms FLGT from a genomic testing/service business into a fully integrated precision medicine company to address continuum of cancer care Nanoencapsulation Platform Technology with Lead Asset FID-007 Initial Target Indications: H&N, Pancreatic, Breast, and Lung Cancer

Fulgent Genetics + Fulgent Pharma History



CSI
Helio
Spatial Genomics
INFORM DIAGNOSTICS
2011
Fulgent Therapeutics founded as combined pharma and genetics company focused on oncology
Builds one of the broadest genetic test menu on the market with superior cost structure
Expanded operational capabilities and market reach
Acquisitions and Strategic Investments provide tools for drug discovery
2022
Fulgent Genetics acquires Fulgent Pharma
fulgent
2017
2018
2019
2020
2021
2022
FULGENT PHARMA
fulgent
FULGENT PHARMA
Fulgent Pharma and Fulgent Genetics combined entity positioned to unlock significant long-term upside for both the therapeutics and diagnostic businesses while effectively managing risk
2016
Fulgent Therapeutics separates into Fulgent Genetics and Fulgent Pharma; Fulgent Genetics completes IPO and Fulgent Pharma remains a standalone private company
Began Phase 1 studies of FID-007
Worldwide key patents secured (32 issued and 4 pending)
• Proof of concept achieved for Nano-drug delivery platform in preliminary Phase 1 clinical testing (findings presented at ASCO 2021)
• Multiple potential clinical indications identified for FID-007
• Nano Drug Delivery System DMF accepted and listed as available by the FDA
• Developed additional drug candidates using the same drug delivery platform

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Strategic Vision – A One-stop Solution for Cancer Care VISION Leading Genetic Testing Company Offering Tech-Enabled Diagnostic Solutions Therapeutic and Diagnostic Entity Providing Comprehensive Solutions Across the Cancer Care Continuum Vertically integrated “one-stop” solution across the healthcare chain following the CSI, Inform Diagnostics, and Pharma acquisitions Proprietary nano drug delivery technology platform serves as an underpinning technology between diagnostic and pharm to help create a more sustainable and profitable business model in precision medicine for years to come Addition of a talented scientific team creates a strong synergy and competitive advantage that may be leveraged across the combined business Potential near-term opportunity includes shortened 505(b)(2) drug development and commercialization timelines and potential long-term opportunity leverages large data insights and novel analytical tools from diagnostics business to enable additional precision medicine pipeline through organic or partnered development strategies Commitment to continue growing diagnostic and therapeutic opportunities through organic investments and M&A Seasoned management team along with strong cash position allow Fulgent to enter therapeutic opportunities while managing risk To build a vertically integrated solution to combat cancer early detection | clinical diagnostics | post treatment monitoring | drug discovery and cancer treatment Exciting Cancer Therapeutic Opportunity Realizing Precision Medicine Potential Nano-Drug Delivery Platform

Long-Term Vision: Fulgent Continuum of Care Diagnosis Well-funded by diagnostics to advance H&N therapy trials and commercialization process Genomics data accelerates pipeline therapeutics development, e.g. spatial biology for tumor micro-environment profiling Long-term opportunity to leverage data insights from diagnostics to enable precision medicine through proprietary or partnered development strategies Manufacturing capability to aid drug development Transforms from a service company to a combined diagnostic and therapeutic company focused on precision medicine Large oncology market opportunity Careful pipeline management will responsibly engage therapeutic opportunities while managing potential risks Valuable, diverse assets and future sustainable revenue and margins Therapy Database + Drug Discovery + Patient Care

Potential Market Opportunity Pancreatic $1.1B in 2021 $1.5B by 2035 NSCLC $121M in 2021 $140M by 2035 Breast $498M in 2021 $521M by 2035 H&N $2.2B in 20211 $2.9B by 20351 Note: U.S. opportunity shown Sources: Evaluate Pharma and Wall Street research estimates H&N market opportunity for both 2nd line and 3rd line therapy Colon $6.5B in 2021 $8.6B by 2035 Initial Indication Subsequent Indications

Dr. Ray Yin, Ph.D. Co-Founder of Fulgent Therapeutics President of Fulgent Pharma Founder & CEO, ANP Technologies, Inc. Former Team Leader of Nanobiotechnology for Chem/Bio Defense, U.S. Army Research Laboratory Holder of 46 drug delivery/detection patents

Nano-Drug Delivery Platform Overview Many drug candidates failed during preclinical and clinical development and testing due to poor water solubility Nanoencapsulation produces amorphous drug candidates with improved solubility and potentially enhanced absorption, drug PK profiles, safety and efficacy Broadly applicable to both IV and oral drug delivery formulations Potentially shortened development time Plug and play drug delivery platform provides multiple shots on goal Simple and low-cost production process Novel Nano-Drug Delivery Platform Soluble in both water and various organic solvents and capable of hot melt mixing with APIs

FID-007 Program Overview FID-007 Phase I Preliminary Highlights (as of 6/10/22): H&N Cancer 100% Disease Control Rate (DCR1) and 33% Overall Response Rate (ORR) were observed in 6 heavily treated H&N patients Ampullary/Pancreatic 75% DCR and 50% ORR were seen in 4 heavily treated ampullary and pancreatic patients Immune Checkpoint Inhibitors (ICIs) Resistant Patients 67% DCR and 33% ORR were seen in 6 heavily treated patients of different types of cancer with PD-1 or PD-L1 antibody treatment as the last line prior to enrollment in FID-007 trial Anticipate more data to be published in 2023 FID-007 Phase I First in Human Clinical Trial – Preliminary Findings Dose levels up to 125 mg/m2/week with manageable safety profile, without yet reaching MTD Dosing at 160 mg/m2/week is ongoing There is preliminary evidence of anti-tumor activity in heavily pre-treated patients across different tumor types Partial clinical data presented at ASCO 2021 Note: all findings are preliminary DCR includes Stable Disease (SD), Partial Response (PR), Complete Response (CR)

FID-007 and Other Candidates Using our Nano Delivery Platform

- Wholly-owned drug candidate focused on Head & Neck (H&N), Pancreatic, Lung, and Breast Cancer
  - Seeking initial therapeutic indication for 2nd or 3rd line treatment of H&N cancer
  - Exploring potential ampullary or ICI resistant
- Small molecule therapy uses proprietary nanoencapsulation technology, which may help mitigate toxicity while maintaining tumor reduction efficacy
- Potential FDA approval strategy uses 505(b)(2) studies, which may shorten clinical trial process and accelerate timeline to commercialization

Drug Candidates	Target	Indication	Pre-Clinical	Clinical P1	Clinical P2	Clinical P3	Milestones
FID-007	Cytotoxic	Potential BE to Abraxane (505(b)(2))					Present P1 Data 2023 Begin P2/3 Enrollment 2023
		Head and Neck (H&N) (505(b)(2))					Begin P2 Enrollment 2024
		Ampullary or ICI Resistant (505(b)(2))					Go/No-go Based on BE Study
FID-022	Cytotoxic	Colon and others	Pre-IND				IND-enabling Study in 2023 IND Submission 2024
FPS-002	STING Agonist	Vaccine Adjuvant	Pre-IND				Potential Partnership

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Preclinical Pipeline Robust Pipeline Focused on Unmet Needs in Oncology Genomic Database Fuels Development and Addresses Issues of Drug Resistance Drug Candidates Target Indication FID-021 Undisclosed Multiple Cancer FID-023 Undisclosed Leukemia FID-025 Undisclosed Brain Cancer 505(b)(2) Approach NCE Approach Drug Candidates Target Indication FPT-020 Multi kinase inhibitor Gastric, Colon, Bladder, Endometrial Cancer FPT-006 Multi kinase inhibitor Leukemia FPB-001 BMI1 inhibitor Brain Cancer

Ming Hsieh Chairman, CEO, Founder

Key Takeaways Transaction reinforces Founder vision and potentially transforms the existing business into a new paradigm, generating a creative and sustainable business model in precision medicine for years to come “One-stop” shop verticalized across the healthcare chain and Fulgent Genetics’ increased customer base following the CSI, Inform Diagnostics, and Pharma acquisitions Initial therapeutic indication for 2nd or 3rd line treatment of Head & Neck (H&N) cancer has potential to provide an attractive entry point, rapid commercialization track, and a path to profitability in the therapeutic segment Long-term opportunity to leverage data insights from diagnostics business to enable precision medicine through proprietary or partnered development strategies Commitment to continue growing diagnostic and therapeutic opportunities through organic investments and M&A

Third quarter 2022 financial results

Brandon Perthuis Chief Commercial Officer

Paul Kim Chief Financial Officer

Q&A

Founded in 2011 | Located in Los Angeles, CA | NASDAQ:FLGT